                       SUPPLEMENT DATED FEBRUARY 5, 2003
                                    TO THE
                     STATEMENTS OF ADDITIONAL INFORMATION
                                    OF THE
                             FUNDS INDICATED BELOW

  The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund's Statement of Additional Information under the section entitled "Purchase of Shares - Sales Charge Alternatives":

  Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start(R) and Scholars Choice/SM /College Savings Programs; and (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries).

             SMITH BARNEY ADJUSTABLE RATE
               INCOME FUND                       September 27, 2002
             SMITH BARNEY AGGRESSIVE GROWTH
               FUND INC.                         December 30, 2002
                                                 As Revised
                                                 January 27, 2003
             SMITH BARNEY ALLOCATION SERIES INC. May 31, 2002
                BALANCED PORTFOLIO
                CONSERVATIVE PORTFOLIO
                GLOBAL PORTFOLIO
                GROWTH PORTFOLIO
                HIGH GROWTH PORTFOLIO
                INCOME PORTFOLIO
             SMITH BARNEY APPRECIATION FUND INC. April 30, 2002
             SMITH BARNEY ARIZONA MUNICIPALS
               FUND INC.                         September 27, 2002
             SMITH BARNEY CALIFORNIA MUNICIPALS
               FUND INC.                         June 28, 2002

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